Supplement dated September 9, 2011 to the prospectus listed below, as supplemented

Fund	Prospectus Material Number	Effective Date
Columbia Portfolio Builder Moderate Aggressive Fund	S-6411-99 A	04/11/2011

The ticker symbol on the cover of the prospectus for the Fund is superseded and replaced as follows:

	Class	Ticker
Columbia Portfolio Builder Moderate Aggressive Fund	R	CBARX

Valid until next update.

S-6411-3 A (9/11)